UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2010

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global High Income Fund

March 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 26, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2010. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AWF.” On March 11, 2009, the Boards of Directors of the Fund and ACM Managed Dollar Income Fund, Inc. (“Managed Dollar”) approved a proposal for the Fund to acquire Managed Dollar (the “Acquisition”). On August 21, 2009, the stockholders of Managed Dollar approved the Acquisition; the Acquisition did not require a vote of the stockholders of the Fund. In connection with the Acquisition, on September 25, 2009, all of Managed Dollar’s assets and liabilities were transferred to the Fund, and stockholders of Managed Dollar received shares of the Fund in exchange for their shares of Managed Dollar. The Fund’s overall expenses were slightly reduced as a result of the Acquisition.

Investment Objective and Policies

The Fund seeks high current income and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and

“Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 48-50.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark. The composite benchmark is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local currency-denominated) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index, for the six- and 12-month periods ended March 31, 2010. Individual performance for each of these indices is also included for both time periods.

The Fund significantly outperformed its composite benchmark for both the six- and 12-month periods ended March 31, 2010, as investors gained confidence that a sustainable economic recovery was under way. The Fund’s overall sector positioning, country allocations and non-US dollar currency exposure all contributed to the outperformance for both periods.

The Fund’s overweight allocation to the high-yield sector, as well as the Fund’s overall higher risk profile versus the composite benchmark, contributed significantly to relative performance for both periods. The Fund’s emerging market country selection, particularly overweights in Argentina and the Ukraine, as well as specific bank holdings in Kazakhstan and Russia, also helped relative

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

performance. Exposure to commercial mortgage-backed securities (CMBS), which rallied strongly, contributed positively as did the Fund’s overall currency exposure.

The Fund’s use of leverage contributed positively to relative performance for both periods, repurchase agreement rates were favorable and the Team was able to reinvest the proceeds into higher yielding securities.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally, and nongovernment debt continued to outperform government bonds as spreads narrowed further.

Many fixed-income sectors staged historic recoveries in the 12-month period following the extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in September 2008. The high-yield market rebounded 55.64% for the annual reporting period as spreads tightened close to a thousand basis points to end the period at 571 basis points over duration neutral Treasuries. Investment-grade corporates, returning 21.95%,

CMBS, returning 39.20% and high-yield bank loan debt, returning 45.96%, also staged rallies as investor risk aversion abated on signs that a sustainable global economic recovery was under way. Corporate earnings appeared to have reached bottom after a two-year plunge, and positive earnings surprises increased.

US dollar-denominated emerging market debt returned 29.15% for the annual period, according to the JPM EMBI Global, with every country in the index generating positive returns. Argentinian bonds led the strong performance as investors grew more confident that Argentina would finally resolve the debt-management difficulties that have hampered it since its 2001 debt default—enabling it to regain much-needed access to global credit markets. Local emerging market debt unhedged in USD also rebounded, returning 32.02%, again with all emerging countries posting positive results. Developed government securities significantly lagged credit for the annual period as risk premiums unwound. For the 12-month period, global developed government bonds posted a gain of only 2.52%, hedged in USD.

In the Fund’s management team’s (the “Team’s”) view, opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support. The Team is maintaining the Fund’s overweight in higher-beta, or more market-sensitive, corporate issues,

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

although it has tempered some of its most aggressive overweights and the Fund’s holdings remain well diversified.

The Team is optimistic about emerging economies’ growth prospects overall, and believes their growth rate to be significantly greater than that of developed economies. Thanks to a large rally in bond prices and the flattening of credit curves, the dispersion of intercountry dollar-denominated debt yields has narrowed to precrisis levels. In this market environment, a more diversified portfolio mix is sensible. The Team does, however, continue to carefully monitor country-specific issues and believes that the market could be underestimating the possibility for near-term political volatility. For example, presidential elections in Brazil, Colombia, Hungary, Poland and Ukraine in 2010, and in Argentina in 2011, could prompt changes in economic policies.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Global High Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative and market price information about the Fund is published each Monday in The Wall Street Journal and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 72.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund invests primarily in foreign securities which may result in significant fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainty in foreign countries. The Fund may invest in securities of emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Fluctuations in the exchange rates between the US dollar and foreign currencies may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of AllianceBernstein L.P. (the “Adviser”), the Fund may invest substantially all of its net assets in bonds that are rated below investment grade (i.e., “junk bonds”) and up to 50% in securities that are not readily marketable. These high-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund utilizes leverage, which increases volatility since leverage magnifies both positive and negative performance. The Fund maintains asset coverage of at least 300%. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	12.45%	66.05%

Composite Benchmark: 33% JPM GBI-EM/33% JPM EMBI Global/33% Barclays Capital US Corporate HY 2% Issuer Capped Index	8.18%	38.56%

JPM GBI-EM	7.80%	32.02%

JPM EMBI Global	5.75%	29.15%

Barclays Capital US Corporate HY 2% Issuer Capped Index	10.97%	55.64%

    The Fund’s Market Price per share on March 31, 2010 was $14.23. The Fund’s Net Asset Value per share on March 31, 2010 was $14.47. For additional Financial Highlights, please see page 68.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $1,232.8

*	All data are as of March 31, 2010. The Fund’s security type and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” securities type weightings represents 0.3% or less in the following security types: Inflation-Linked Securities, Local Governments - Regional Bonds, Preferred Stock, Local Governments - Municipal Bonds, Supranationals, Governments - Sovereign Agencies and Warrants. “Other” country weightings represent 1.4% or less in the following countries: Australia, Barbados, Belgium, Bermuda, Canada, Cayman Islands, Costa Rica, Croatia, Czech Republic, Denmark, Dominican Republic, Egypt, El Salvador, France, Gabon, Germany, Ghana, Hong Kong, Hungary, Iceland, India, Ireland, Italy, Jamaica, Japan, Lithuania, Luxembourg, Netherlands, Norway, Panama, Peru, Poland, Serbia & Montenegro, Supranational, Switzerland, Trinidad & Tobago and Turkey.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2010

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 48.4%
Industrial – 39.4%
Basic – 6.2%
Abitibi-Consolidated Co. of Canada 6.00%, 6/20/13(a)	US$	5	$1,238
AK Steel Corp. 7.75%, 6/15/12		1,300	1,306,500
Algoma Acquisition Corp. 9.875%, 6/15/15(b)		1,740	1,600,800
Appleton Papers, Inc. 10.50%, 6/15/15(b)		1,300	1,293,500
Arch Western Finance LLC 6.75%, 7/01/13		813	816,049
Domtar Corp. 5.375%, 12/01/13		3,050	3,103,375
Evraz Group SA 8.875%, 4/24/13(b)		598	626,405
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,485,000
Georgia-Pacific LLC 7.125%, 1/15/17(b)		800	832,000
8.875%, 5/15/31		1,001	1,086,085
Graphic Packaging International Corp. 9.50%, 8/15/13		1,300	1,332,500
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875%, 2/01/18(b)		1,093	1,076,605
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.75%, 11/15/14(c)		1,765	1,623,800
9.75%, 11/15/14		115	117,300
Huntsman International LLC 7.875%, 11/15/14		2,692	2,718,920
Ineos Group Holdings PLC 8.50%, 2/15/16(b)		11,051	9,117,075
Kerling PLC 10.625%, 1/28/17(b)	EUR	1,492	2,115,928
Kronos International, Inc. 6.50%, 4/15/13		4,200	4,765,093
LBI Escrow Corp. 8.00%, 11/01/17(b)(d)	US$	1,080	1,117,800
MacDermid, Inc. 9.50%, 4/15/17(b)		800	822,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(e)		973	938,843
11.50%, 12/01/16(f)		750	697,500
NewMarket Corp. 7.125%, 12/15/16		988	983,060

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NewPage Corp. 10.00%, 5/01/12	US$	3,535	$2,452,406
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	1,828	1,709,774
Nova Chemicals Corp. 8.625%, 11/01/19(b)	US$	1,176	1,211,280
Novelis, Inc. 7.25%, 2/15/15		1,910	1,843,150
PE Paper Escrow GMBH 12.00%, 8/01/14(b)		664	750,320
Peabody Energy Corp. Series B 6.875%, 3/15/13		710	717,987
Rhodia SA 3.434%, 10/15/13(b)(c)	EUR	2,130	2,754,617
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)		950	1,334,442
Solutia, Inc. 7.875%, 3/15/20	US$	428	433,350
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(b)		2,480	2,709,400
9.75%, 7/29/13 (b)		5,738	6,318,973
Steel Dynamics, Inc. 7.625%, 3/15/20(b)		1,200	1,230,000
7.75%, 4/15/16		1,030	1,076,350
Teck Resources Ltd. 9.75%, 5/15/14		495	586,575
United States Steel Corp. 6.65%, 6/01/37		1,137	977,820
7.00%, 2/01/18		1,500	1,477,500
Vedanta Resources PLC 8.75%, 1/15/14(b)		4,404	4,822,380
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16(f)		1,800	1,570,500
Weyerhaeuser Co. 7.375%, 3/15/32		3,090	2,978,028

			76,532,228

Capital Goods – 4.2%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,340	1,018,400
12.00%, 11/01/14(b)		900	911,250
AMH Holdings, Inc. 11.25%, 3/01/14		1,885	1,939,194
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	1,280	1,841,206
9.25%, 7/01/16(b)		532	813,753

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Berry Plastics Corp. 8.875%, 9/15/14	US$	1,548	$1,511,235
10.25%, 3/01/16		800	752,000
Bombardier, Inc. 6.30%, 5/01/14(b)		1,943	2,015,862
7.75%, 3/15/20(b)		1,266	1,322,970
8.00%, 11/15/14(b)		1,400	1,466,500
Building Materials Corp. Of America 7.00%, 2/15/20(b)		985	997,312
7.50%, 3/15/20(b)		849	846,878
Case New Holland, Inc. 7.125%, 3/01/14		2,140	2,166,750
Clondalkin Industries Bv 8.00%, 3/15/14(b)	EUR	546	707,957
CNH America LLC 7.25%, 1/15/16	US$	1,775	1,801,625
Crown Americas 7.625%, 11/15/13		85	87,550
Goodman Global Group, Inc. Zero Coupon, 12/15/14(b)		2,234	1,306,890
Grohe Holding GMBH 8.625%, 10/01/14(b)(f)	EUR	2,602	3,224,454
Hanson Australia Funding Ltd. 5.25%, 3/15/13	US$	1,304	1,317,066
Hanson Ltd. 6.125%, 8/15/16		389	384,881
Heidelbergcement Ag 8.50%, 10/31/19	EUR	830	1,170,063
IFCO Systems NV 10.00%, 6/30/16(b)		1,200	1,790,962
Impress Holdings BV 9.25%, 9/15/14(b)		1,000	1,431,689
L-3 Communications Corp. 5.875%, 1/15/15	US$	1,240	1,261,700
Masco Corp. 6.125%, 10/03/16(f)		1,825	1,819,830
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		1,388	1,415,760
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)		2,325	2,365,687
Ply Gem Industries, Inc. 11.75%, 6/15/13		1,910	2,015,050
Rexam PLC 6.75%, 6/29/67(g)	EUR	1,920	2,418,256
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19(b)	US$	2,000	2,005,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sequa Corp. 11.75%, 12/01/15(b)	US$	1,220	$1,220,000
Terex Corp.
8.00%, 11/15/17		2,451	2,383,597
Textron Financial Corp.
4.60%, 5/03/10		204	203,986
5.40%, 4/28/13		398	408,937
6.00%, 2/15/67(b)		575	460,000
Transdigm, Inc.
7.75%, 7/15/14		110	112,475
United Rentals North America, Inc.
7.75%, 11/15/13		2,596	2,492,160

			51,408,885

Communications - Media – 4.2%
Allbritton Communications Co. 7.75%, 12/15/12		2,875	2,882,187
American Media Operations, Inc. 14.00%, 11/01/13(b)(e)		757	492,359
CanWest Media, Inc. 8.00%, 9/15/12(a)		1	992
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		1,000	1,202,500
Cengage Learning Acquisitions 10.50%, 1/15/15(b)		2,075	1,992,000
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	2,331	3,431,718
Charter Communications Operating LLC 8.00%, 4/30/12(b)	US$	1,096	1,164,447
Clear Channel Communications, Inc. 5.50%, 9/15/14		6,400	4,064,000
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17(b)		323	337,129
CSC Holdings, Inc. 6.75%, 4/15/12		42	43,943
7.625%, 7/15/18		2,485	2,596,825
Dex One Corp. 12.00%, 1/29/17		137	139,874
Echostar DBS Corp. 7.125%, 2/01/16		1,250	1,273,437
Gallery Capital SA 10.125%, 5/15/13(a)(h)		2,816	563,200
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		1,050	1,078,875
Intelsat Bermuda Ltd. 11.25%, 6/15/16		2,497	2,703,002
Lamar Media Corp. 6.625%, 8/15/15		2,500	2,428,125

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Liberty Media Corp. 5.70%, 5/15/13	US$	1,480	$1,480,000
LIN Television Corp. 6.50%, 5/15/13		2,150	2,117,750
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(i)		2,050	1,947,500
Quebecor Media, Inc. 7.75%, 3/15/16		2,810	2,845,125
Rainbow National Services LLC 10.375%, 9/01/14(b)		1,685	1,775,569
The Reader’s Digest Association, Inc. 9.00%, 2/15/17(a)(j)		1,000	2,500
Sinclair Television Group, Inc. 8.00%, 3/15/12		2	1,985
9.25%, 11/01/17(b)		1,250	1,315,625
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		1,465	1,536,419
Sirius Xm Radio Inc 8.75%, 4/01/15(b)		2,000	1,992,500
Technicolor 5.75%, 9/25/15(a)(g)	EUR	975	85,597
Univision Communications, Inc. 9.75%, 3/15/15(b)(e)	US$	2,526	2,178,675
12.00%, 7/01/14(b)		862	943,890
Valassis Communications, Inc. 8.25%, 3/01/15		1,200	1,233,000
Virgin Media Finance PLC 8.375%, 10/15/19		1,700	1,746,750
WDAC Subsidiary Corp. 8.375%, 12/01/14(b)		1,550	93,000
WMG Holdings Corp. 9.50%, 12/15/14(f)		3,600	3,627,000

			51,317,498

Communications - Telecommunications – 2.9%
Cincinnati Bell, Inc. 8.25%, 10/15/17		1,250	1,265,625
8.375%, 1/15/14		1,850	1,903,187
8.75%, 3/15/18		1,850	1,866,188
Cricket Communications, Inc. 9.375%, 11/01/14(f)		3,275	3,332,312
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,518,750
Digicel Group Ltd 10.50%, 4/15/18(b)		1,784	1,850,900
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(a)		1,512	245,762

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Frontier Communications Corp. 6.25%, 1/15/13	US$	1,517	$1,532,170
9.00%, 8/15/31		1,000	975,000
Level 3 Financing, Inc. 8.75%, 2/15/17		1,950	1,784,250
9.25%, 11/01/14		829	808,275
10.00%, 2/01/18(b)		1,000	955,000
MetroPCS Wireless, Inc. 9.25%, 11/01/14(f)		1,510	1,543,975
Mobile Satellite Ventures LP 14.00%, 4/01/13(b)(i)		1,000	960,000
Sprint Capital Corp. 6.875%, 11/15/28		3,225	2,596,125
8.75%, 3/15/32		130	120,575
Sprint Nextel Corp. 6.00%, 12/01/16		400	361,000
Terrestar Networks, Inc. 15.00%, 2/15/14(b)(e)		1,758	1,617,343
Tw Telecom Holdings, Inc. 8.00%, 3/01/18(b)		2,376	2,429,460
VIP Finance (Vimpelcom) 8.375%, 4/30/13(b)		4,170	4,519,446
Windstream Corp. 8.125%, 8/01/13		1,558	1,632,005
8.625%, 8/01/16		1,450	1,482,625

			35,299,973

Consumer Cyclical - Automotive – 1.7%
Affinia Group, Inc. 9.00%, 11/30/14		1,145	1,139,275
Allison Transmission, Inc. 11.00%, 11/01/15(b)		2,275	2,422,875
Cooper-Standard Automotive, Inc. 7.00%, 12/15/12(a)		1,445	1,567,825
Ford Motor Credit Co. LLC 3.001%, 1/13/12(c)		1,130	1,097,513
7.00%, 10/01/13		4,143	4,286,911
Goodyear Tire & Rubber Co./The 8.625%, 12/01/11		160	166,400
9.00%, 7/01/15		1,642	1,695,365
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(j)		2,510	1,129,500
Navistar International Corp. 8.25%, 11/01/21		2,280	2,325,600
Tenneco, Inc. 8.625%, 11/15/14(f)		2,350	2,385,250

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(a)	US$	2,185	$2,097,600
8.25%, 8/01/10(a)		250	240,000

			20,554,114

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment, Inc. 11.00%, 2/01/16		1,885	2,024,019

Consumer Cyclical - Other – 4.0%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,500	1,320,000
Boyd Gaming Corp. 7.75%, 12/15/12(f)		1,455	1,451,363
Broder Brothers Co. 12.00%, 10/15/13(e)(h)		402	329,873
Chukchansi Economic Development Authority 8.00%, 11/15/13(b)(f)		730	598,600
Gaylord Entertainment Co. 6.75%, 11/15/14		5	4,787
Greektown Holdings LLC 10.75%, 12/01/13(a)(h)		915	82,350
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		2,509	1,649,667
6.50%, 6/01/16		2,057	1,316,480
10.75%, 2/01/16		1,152	959,040
11.25%, 6/01/17		485	522,587
Host Hotels & Resorts LP 6.875%, 11/01/14		1,135	1,146,350
Series O 6.375%, 3/15/15		1,500	1,488,750
Series Q 6.75%, 6/01/16		890	892,225
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		1,425	1,218,375
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16		2,100	2,236,500
KB Home 5.875%, 1/15/15		305	288,987
Lennar Corp. Series B 6.50%, 4/15/16		1,900	1,831,125
Levi Strauss & Co. 8.875%, 4/01/16		1,462	1,527,790
M/I Homes, Inc. 6.875%, 4/01/12		1,500	1,455,000
Meritage Homes Corp. 6.25%, 3/15/15		1,250	1,200,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MGM Mirage 6.625%, 7/15/15	US$	1,480	$1,224,700
7.625%, 1/15/17(f)		2,500	2,081,250
8.375%, 2/01/11		135	134,663
Mohegan Tribal Gaming Auth 7.125%, 8/15/14		2,600	2,015,000
NCL Corp. Ltd. 11.75%, 11/15/16(b)		3,950	4,295,625
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		2,100	1,816,500
Pulte Homes, Inc. 5.25%, 1/15/14		500	491,875
Quiksilver, Inc. 6.875%, 4/15/15		2,340	2,164,500
Royal Caribbean Cruises Ltd. 6.875%, 12/01/13		1,000	1,010,000
7.00%, 6/15/13		1,000	1,012,500
7.25%, 6/15/16		500	493,750
Sheraton Holding Corp. 7.375%, 11/15/15		2,000	2,085,000
Standard Pacific Corp. 6.50%, 8/15/10		750	750,000
10.75%, 9/15/16		1,096	1,165,870
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		1,000	1,050,000
Station Casinos, Inc. 6.00%, 4/01/12(a)		6	402
6.625%, 3/15/18(a)		4,405	5,506
Tropicana Entertainment LLC 9.625%, 12/15/14(a)		750	656
Turning Stone Resort Casino Enterprise 9.125%, 9/15/14(b)		800	800,000
WCI Communities, Inc. 6.625%, 3/15/15(a)(j)		750	7,500
William Lyon Homes, Inc. 10.75%, 4/01/13		2,275	1,973,563
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		3,095	3,087,263

			49,185,972

Consumer Cyclical - Restaurants – 0.2%
Landry’s Restaurants, Inc. 11.625%, 12/01/15(b)		1,630	1,752,250
Sbarro, Inc. 10.375%, 2/01/15		1,500	1,260,000

			3,012,250

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.00%, 3/15/14		1,325	1,328,312

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autonation, Inc. 2.251%, 4/15/13(c)	US$	55	$55,550
Blockbuster, Inc. 11.75%, 10/01/14(b)		1,600	1,180,000
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14		2,650	2,583,750
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(f)		1,897	2,006,078
Couche-Tard US/Finance 7.50%, 12/15/13		1,537	1,560,055
Dollar General Corp. 10.625%, 7/15/15		1,904	2,089,640
Duane Reade, Inc. 9.75%, 8/01/11		870	891,750
GSC Holdings Corp. 8.00%, 10/01/12		1,200	1,245,000
Hines Nurseries, Inc. 10.25%, 10/01/11(a)(j)		1,000	2,500
JC Penney Corp., Inc. 7.40%, 4/01/37(f)		1,000	1,000,000
Limited Brands, Inc. 5.25%, 11/01/14		1,060	1,060,000
6.90%, 7/15/17		1,382	1,409,640
7.60%, 7/15/37		1,000	942,500
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14		1,365	1,392,300
5.90%, 12/01/16		127	126,682
Michaels Stores, Inc. 10.00%, 11/01/14(f)		2,165	2,284,075
11.375%, 11/01/16		1,105	1,193,400
MU Finance PLC 8.375%, 2/01/17(b)		1,800	1,775,250
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(e)		1,360	1,387,289
10.375%, 10/15/15(f)		500	516,250
Rite Aid Corp. 6.875%, 8/15/13		1,715	1,489,906
9.50%, 6/15/17		160	134,400
Sally Holdings LLC 9.25%, 11/15/14		800	848,000
Toys R US, Inc. 7.375%, 10/15/18		1,525	1,464,000

			29,966,327

Consumer Non-Cyclical – 4.7%
ACCO Brands Corp. 7.625%, 8/15/15		2,955	2,766,619
10.625%, 3/15/15(b)		880	961,400

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aramark Corp. 8.50%, 2/01/15	US$	2,805	$2,868,113
Bausch & Lomb, Inc. 9.875%, 11/01/15		2,714	2,870,055
Biomet, Inc. 11.625%, 10/15/17		2,255	2,525,600
Bioscrip, Inc. 10.25%, 10/01/15(b)		1,700	1,729,750
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(e)		873	857,268
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(b)		1,150	1,213,250
Community Health Systems, Inc. 8.875%, 7/15/15		2,529	2,617,515
DaVita, Inc. 7.25%, 3/15/15		1,160	1,183,200
Dean Foods Co. 7.00%, 6/01/16		2,175	2,131,500
Del Monte Corp. 6.75%, 2/15/15		1,000	1,030,000
Dole Food Co., Inc. 8.00%, 10/01/16(b)		1,500	1,537,500
Elan Corp. PLC 8.75%, 10/15/16(b)		1,550	1,534,500
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		1,640	1,738,400
HCA, Inc. 6.25%, 2/15/13		118	117,115
6.375%, 1/15/15		3,025	2,873,750
6.50%, 2/15/16		290	275,137
6.75%, 7/15/13		178	178,000
7.875%, 2/01/11		203	207,948
9.25%, 11/15/16		1,850	1,966,781
9.625%, 11/15/16(e)		510	546,337
Healthsouth Corp. 10.75%, 6/15/16		2,200	2,378,750
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		2,345	2,388,969
Invacare Corp. 9.75%, 2/15/15		1,000	1,075,000
Jarden Corp. 7.50%, 1/15/20		1,800	1,818,000
Merisant Co. 9.50%, 7/15/13(h)		1,000	110,000
Multiplan, Inc. 10.375%, 4/15/16(b)		1,400	1,442,000
New Albertsons, Inc. 7.45%, 8/01/29		2,805	2,370,225

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Foods Finance LLC 10.625%, 4/01/17(f)	US$	1,250	$1,321,875
Select Medical Corp. 6.143%, 9/15/15(c)		1,000	895,000
7.625%, 2/01/15		1,849	1,761,172
Simmons Co. 10.00%, 12/15/14(a)(j)		965	18,094
Smithfield Foods, Inc. 7.00%, 8/01/11		1,750	1,787,187
Stater Brothers Holdings 8.125%, 6/15/12		1,300	1,306,500
Sun Healthcare Group, Inc. 9.125%, 4/15/15		1,800	1,849,500
Universal Hospital Services, Inc. 3.859%, 6/01/15(c)		500	426,250
Vanguard Health Holding Co. 8.00%, 2/01/18(b)		785	763,413
Viant Holdings, Inc. 10.125%, 7/15/17(b)		1,151	1,148,123
Visant Corp. 7.625%, 10/01/12		1,120	1,122,800
Visant Holding Corp. 8.75%, 12/01/13		750	768,750

			58,481,346

Energy – 3.2%
Antero Resources Finance Corp. 9.375%, 12/01/17(b)		1,153	1,187,590
Chaparral Energy, Inc. 8.875%, 2/01/17		2,210	2,022,150
Chesapeake Energy Corp. 6.375%, 6/15/15		1,800	1,768,500
6.50%, 8/15/17		600	580,500
6.625%, 1/15/16		245	240,100
6.875%, 1/15/16		240	237,000
7.50%, 9/15/13		105	106,313
CIE Generale De Geophysique 7.50%, 5/15/15		925	927,312
7.75%, 5/15/17		25	25,000
Complete Production Services, Inc. 8.00%, 12/15/16		2,200	2,178,000
Denbury Resources, Inc. 8.25%, 2/15/20		325	344,500
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		1,305	1,337,625
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		321	324,210
Forest Oil Corp. 7.25%, 6/15/19		2,035	2,045,175

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)	US$	1,600	$1,648,000
Hercules Offshore, Inc. 10.50%, 10/15/17(b)		2,174	2,168,565
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(b)		3,220	3,179,750
Key Energy Services, Inc. 8.375%, 12/01/14		1,200	1,213,500
Mariner Energy, Inc. 11.75%, 6/30/16		1,618	1,816,205
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,530	1,567,075
OPTI Canada, Inc. 8.25%, 12/15/14		3,500	3,290,000
Parker Drilling Co. 9.125%, 4/01/18(b)		129	132,064
PetroHawk Energy Corp. 9.125%, 7/15/13		2,250	2,348,437
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	492,035
Plains Exploration & Production Co. 7.75%, 6/15/15		1,750	1,774,063
Range Resources Corp. 7.50%, 5/15/16		500	515,000
Sandridge Energy, Inc. 8.75%, 1/15/20(b)		1,250	1,218,750
Southwestern Energy Co. 7.50%, 2/01/18		1,000	1,085,000
Tesoro Corp. 6.25%, 11/01/12		164	164,410
6.50%, 6/01/17		2,695	2,479,400
9.75%, 6/01/19		360	376,200

			38,792,429

Other Industrial – 0.6%
Baldor Electric Co. 8.625%, 2/15/17		2,000	2,115,000
Education Management LLC 10.25%, 6/01/16		1,050	1,155,000
Neenah Foundary Co. 9.50%, 1/01/17(a)		1,350	732,375
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,935	2,012,400
11.75%, 8/01/16		350	375,375
Sensus Metering Systems, Inc. 8.625%, 12/15/13		1,365	1,392,300

			7,782,450

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 1.4%
Lottomatica SpA 8.25%, 3/31/66(b)(g)	EUR	1,545	$2,144,140
Realogy Corp. 10.50%, 4/15/14	US$	1,610	1,388,625
12.375%, 4/15/15		1,250	909,375
Service Corp. International 6.75%, 4/01/16		1,485	1,455,300
7.50%, 4/01/27		1,500	1,372,500
The ServiceMaster Co. 10.75%, 7/15/15(b)(e)		2,480	2,604,000
Ticketmaster Entertainment, Inc. 10.75%, 8/01/16		1,970	2,196,550
Travelport LLC 9.875%, 9/01/14		3,049	3,186,205
West Corp. 9.50%, 10/15/14		1,117	1,147,717
11.00%, 10/15/16		1,100	1,166,000

			17,570,412

Technology – 2.4%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(b)		860	885,800
Amkor Technology, Inc. 9.25%, 6/01/16		2,590	2,732,450
Ceridian Corp. 11.25%, 11/15/15		1,725	1,651,688
Eastman Kodak Co. 7.25%, 11/15/13		16	15,240
First Data Corp. 9.875%, 9/24/15		2,387	2,058,787
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,530	1,461,150
10.125%, 12/15/16		1,785	1,579,725
Iron Mountain, Inc. 6.625%, 1/01/16		2,780	2,759,150
8.375%, 8/15/21		2,000	2,080,000
Lucent Technologies, Inc. 6.45%, 3/15/29		1,500	1,057,500
6.50%, 1/15/28		1,850	1,299,625
NXP BV/NXP Funding LLC 3.001%, 10/15/13(c)		670	628,125
9.50%, 10/15/15		1,930	1,910,700
Sanmina Corp. 8.125%, 3/01/16		2,947	2,965,419
Seagate Technology HDD Holding 6.375%, 10/01/11		1,707	1,766,745
Sensata Technologies BV 8.00%, 5/01/14		800	826,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serena Software, Inc. 10.375%, 3/15/16	US$	470	$458,250
Sungard Data Systems, Inc. 9.125%, 8/15/13		1,720	1,763,000
10.25%, 8/15/15		300	315,375
Telcordia Technologies, Inc. 10.00%, 3/15/13(b)		1,500	1,466,250

			29,680,979

Transportation - Airlines – 0.4%
American Airlines, Inc. 10.50%, 10/15/12(b)		884	941,460
AMR Corp. 9.00%, 8/01/12		1,056	1,019,040
Continental Airlines, Inc. 8.75%, 12/01/11		260	259,350
Series 2003-ERJ1 7.875%, 7/02/18		1,523	1,386,083
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		1,500	1,576,875

			5,182,808

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		1,560	1,585,350

Transportation - Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16		3,355	3,287,900
Hertz Corp. 8.875%, 1/01/14		2,775	2,851,312
Quality Distribution LLC/ QD Capital Corp. 11.75%, 11/01/13(b)(e)		1,735	1,526,743
US Shipping Partners LP/US Shipping Finance Corp. 13.00%, 8/15/14(a)(j)(k)		800	40,000

			7,705,955

			486,082,995

Financial Institutions – 5.6%
Banking – 2.1%
ABN Amro Bank NV 4.31%, 3/10/16(g)	EUR	1,295	1,180,637
Bank of America Corp. 8.00%, 1/30/18(g)	US$	1,585	1,617,223
8.125%, 5/15/18(g)		3,215	3,280,361
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(b)(g)		2,500	1,550,000
CenterCredit International 8.625%, 1/30/14(b)		1,404	1,424,077

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(g)	EUR	1,450	$1,160,377
HT1 Funding GMBH 6.352%, 6/30/17(g)		1,550	1,528,260
LBG Capital No. 1 PLC 8.00%, 6/15/20(b)	US$	4,650	4,022,250
Resona Preferred Global Securities 7.191%, 7/30/15(b)(g)		1,300	1,218,558
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17(g)		2,850	1,795,500
RS Finance (RSB) 7.50%, 10/07/10(b)		3,012	2,989,484
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,335,989
Zions Bancorporation 5.50%, 11/16/15	US$	1,440	1,339,200
6.00%, 9/15/15		1,450	1,334,000

			25,775,916

Brokerage – 0.4%
E*Trade Financial Corp. 7.375%, 9/15/13		2,583	2,479,680
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(a)		1,690	399,263
Nuveen Investments, Inc. 10.50%, 11/15/15		1,875	1,818,750

			4,697,693

Finance – 1.5%
American General Finance Corp. 6.90%, 12/15/17		500	437,954
Series I
4.875%, 7/15/12		1,940	1,827,536
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		1,473	1,378,039
Series
7.00%, 5/01/16		491	452,882
GMAC, Inc. 6.75%, 12/01/14		1	944
6.875%, 9/15/11		800	813,000
8.00%, 11/01/31		662	632,210
Series 8
6.75%, 12/01/14		2,590	2,577,050
ILFC E-Capital Trust II 6.25%, 12/21/65(b)(g)		2,000	1,540,000
International Lease Finance Corp. 6.375%, 3/25/13		1,895	1,851,902

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 5.65%, 9/15/11	US$	1,500	$1,368,750
10.00%, 6/15/14(b)		1,250	1,243,750
Residential Capital LLC 9.625%, 5/15/15(f)		3,962	3,902,570

			18,026,587

Insurance – 1.4%
AGFC Capital Trust I 6.00%, 1/15/67(b)(g)		3,700	2,553,000
American International Group, Inc. 6.25%, 3/15/37		2,739	2,026,860
8.175%, 5/15/58(g)		1,561	1,319,045
Crum & Forster Holdings Corp. 7.75%, 5/01/17(f)		720	712,800
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17(f)		1,250	1,293,750
Genworth Financial, Inc. 6.15%, 11/15/66(g)		2,500	1,925,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		590	522,150
10.75%, 6/15/58(b)(g)		2,790	3,124,800
MBIA Insurance Corp. 14.00%, 1/15/33(b)(g)		2,420	1,694,000
XL Capital Ltd.
Series E
6.50%, 4/15/17(g)		3,000	2,550,000

			17,721,405

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(b)		2,312	1,826,480
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18(b)		600	578,250
iPayment, Inc. 9.75%, 5/15/14		878	801,175

			3,205,905

			69,427,506

Utility – 2.8%
Electric – 2.2%
The AES Corp. 7.75%, 3/01/14		2,560	2,617,600
8.00%, 10/15/17		868	881,020
8.75%, 5/15/13(b)		31	31,465
Dynegy Holdings, Inc. 7.75%, 6/01/19		2,220	1,676,100
8.375%, 5/01/16		1,885	1,564,550

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dynegy Roseton/Danskammer Pass Through Trust
Series B
7.67%, 11/08/16	US$	1,500	$1,457,820
Edison Mission Energy 7.00%, 5/15/17		2,125	1,482,187
7.50%, 6/15/13		2,200	1,908,500
7.75%, 6/15/16		958	699,340
Energy Future Holdings Corp. 10.875%, 11/01/17		1,990	1,477,575
Mirant Americas Generation LLC 8.50%, 10/01/21(f)		3,070	2,885,800
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		3,640	3,608,438
RRI Energy, Inc. 7.625%, 6/15/14		2,375	2,220,625
7.875%, 6/15/17		1,080	969,300
Texas Competitive Electric Holdings Co. LLC
Series A
10.25%, 11/01/15		1,570	1,091,150
TXU Corp.
Series P
5.55%, 11/15/14		1,801	1,314,730
Series Q
6.50%, 11/15/24		1,929	1,003,080

			26,889,280

Natural Gas – 0.6%
El Paso Corp.
Series G
7.375%, 12/15/12		1,165	1,233,033
7.75%, 1/15/32		760	746,784
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(g)		1,760	1,786,400
Kinder Morgan Finance Co. 5.70%, 1/05/16		1,410	1,381,800
Regency Energy Partners 8.375%, 12/15/13		1,131	1,173,412
Sabine Pass LNG LP 7.50%, 11/30/16		1,500	1,323,750

			7,645,179

			34,534,459

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 0.6%
DJ CDX.NA.HY-100 – 0.6%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(b)	US$	5,307	$5,705,025
Dow Jones CDX HY Series 4-T1 8.25%, 6/29/10(b)		856	885,649

			6,590,674

Total Corporates - Non-Investment Grades (cost $579,250,202)			596,635,634

EMERGING MARKETS – SOVEREIGNS – 17.8%
Argentina – 2.0%
Argentina Bonos 7.00%, 10/03/15		21,729	18,098,462
7.82%, 12/31/33	EUR	4,746	4,102,837
8.28%, 12/31/33(f)	US$	1,796	1,351,632
2.50%, 12/31/38(f)		3,480	1,249,320

			24,802,251

Colombia – 1.4%
Republic of Colombia 7.375%, 1/27/17-9/18/37(f)		14,610	16,510,410
7.375%, 3/18/19		140	161,000
11.75%, 2/25/20		528	773,520

			17,444,930

Costa Rica – 0.0%
Republic of Costa Rica 8.05%, 1/31/13(b)		181	204,530

Dominican Republic – 1.1%
Dominican Republic 8.625%, 4/20/27(b)		8,385	8,888,100
9.04%, 1/23/18(b)		4,208	4,628,757

			13,516,857

El Salvador – 0.9%
El Salvador 7.375%, 12/01/19(b)		705	768,450
7.625%, 9/21/34(b)		2,792	3,071,200
7.65%, 6/15/35(b)		6,996	7,363,290
8.50%, 7/25/11(b)		400	431,000

			11,633,940

Gabon – 0.2%
Gabonese Republic 8.20%, 12/12/17(b)		2,570	2,804,513

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ghana – 0.4%
Republic of Ghana 8.50%, 10/04/17(b)	US$	3,983	$4,381,300

Indonesia – 3.6%
Republic of Indonesia 6.625%, 2/17/37(b)		10,170	10,347,975
6.75%, 3/10/14(b)		8,544	9,420,170
6.875%, 1/17/18(b)		11,508	12,773,880
7.25%, 4/20/15(b)		976	1,102,880
7.50%, 1/15/16(b)		270	309,825
7.75%, 1/17/38(b)		3,049	3,529,217
8.50%, 10/12/35(b)		3,958	4,937,605
11.625%, 3/04/19(b)		1,039	1,488,368

			43,909,920

Panama – 1.0%
Republic of Panama 6.70%, 1/26/36		3	3,188
7.125%, 1/29/26		447	502,875
8.875%, 9/30/27		7,610	9,854,950
9.375%, 4/01/29		1,621	2,192,402

			12,553,415

Philippines – 1.7%
Republic of Philippines 7.50%, 9/25/24		959	1,083,670
8.375%, 6/17/19		990	1,206,612
8.875%, 3/17/15		650	798,720
9.50%, 2/02/30(f)		2,125	2,836,875
9.875%, 1/15/19(f)		11,487	15,019,253
10.625%, 3/16/25		205	293,150

			21,238,280

Serbia & Montenegro – 0.2%
Republic of Serbia 6.75%, 11/01/24(b)		1,816	1,797,840

Turkey – 1.2%
Republic of Turkey 6.875%, 3/17/36		6,611	6,677,110
7.00%, 6/05/20		1,950	2,150,850
7.25%, 3/15/15		4,000	4,500,000
7.375%, 2/05/25		1,523	1,694,338

			15,022,298

Ukraine – 1.4%
Ukraine Government International Bond 3.20%, 12/19/10	JPY	600,000	6,225,265
6.385%, 6/26/12(b)	US$	1,150	1,141,375
6.58%, 11/21/16(b)(f)		2,953	2,816,867

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 11/14/17(b)	US$	670	$639,012
7.65%, 6/11/13(b)(f)		5,845	5,918,062

			16,740,581

Uruguay – 1.1%
Republic of Uruguay 7.625%, 3/21/36(f)		1,840	2,079,200
7.875%, 1/15/33(e)(f)		6,033	6,997,774
8.00%, 11/18/22		3,354	3,990,757
9.25%, 5/17/17		505	647,662

			13,715,393

Venezuela – 1.6%
Republic of Venezuela 6.00%, 12/09/20(b)		2,716	1,697,500
7.00%, 3/31/38(b)		80	47,400
7.65%, 4/21/25		9,654	6,299,235
9.00%, 5/07/23(b)(f)		8,391	6,251,220
9.25%, 5/07/28(b)		6,910	5,096,273

			19,391,628

Total Emerging Markets - Sovereigns (cost $174,694,209)			219,157,676

CORPORATES – INVESTMENT GRADES – 10.2%
Financial Institutions – 4.1%
Banking – 2.1%
American Express Co. 6.80%, 9/01/66(g)		225	219,375
Barclays Bank PLC 4.75%, 3/15/20(g)	EUR	1,890	1,799,674
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	US$	3	3,084
Danske Bank A/S 5.914%, 6/16/14(b)		650	573,072
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(b)(g)		3,300	2,227,500
JP Morgan Chase & Co. 7.00%, 6/28/17(b)	RUB	168,000	5,253,905
Merrill Lynch & Co., Inc. 5.70%, 5/02/17	US$	200	198,799
Morgan Stanley 2.983%, 5/30/11(c)	NZD	4,600	3,189,841
10.09%, 5/03/17(b)	BRL	5,760	3,125,594
VTB Capital SA 6.609%, 10/31/12(b)	US$	3,360	3,519,600
6.875%, 5/29/18(b)		2,915	3,035,244

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. Series K 7.98%, 3/15/18(g)	US$	3,000	$3,135,000

			26,280,688

Finance – 0.4%
HSBC Finance Capital Trust IX 5.911%, 11/30/35(f)(g)		805	712,425
SLM Corp. 5.125%, 8/27/12(f)		1,683	1,672,313
Series A 4.50%, 7/26/10		539	541,481
5.375%, 5/15/14(f)		2,000	1,894,378

			4,820,597

Insurance – 1.3%
AON Corp. 8.205%, 1/01/27(f)		690	728,024
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,869	2,080,025
Coventry Health Care, Inc. 5.95%, 3/15/17(f)		2,000	1,908,570
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)		760	795,496
Lincoln National Corp. 8.75%, 7/01/19(f)		604	738,554
MetLife, Inc. 10.75%, 8/01/39		2,350	3,029,037
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		2,135	2,432,687
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(g)	AUD	1,000	764,914
Swiss Re Capital I LP 6.854%, 5/25/16(b)(g)	US$	1,300	1,186,205
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,075	1,098,659
Vero Insurance Ltd. 6.15%, 9/07/25(g)	AUD	990	643,535

			15,405,706

Other Finance – 0.3%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)	US$	2,867	3,138,895
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	8,826	302,039

			3,440,934

			49,947,925

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 3.8%
Basic – 1.4%
ArcelorMittal 9.00%, 2/15/15(f)	US$	860	$1,027,120
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(f)		2,080	2,314,000
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,338	1,435,005
Southern Copper Corp. 7.50%, 7/27/35(f)		3,300	3,438,877
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,428	2,685,975
Vale Overseas Ltd. 6.875%, 11/21/36		5,956	6,161,780

			17,062,757

Capital Goods – 0.3%
Owens Corning, Inc. 6.50%, 12/01/16(f)		1,155	1,222,354
7.00%, 12/01/36(f)		1,340	1,312,913
9.00%, 6/15/19(f)		1,000	1,178,407

			3,713,674

Communications - Telecommunications – 0.3%
Alltel Corp. 7.875%, 7/01/32		160	191,709
American Tower Corp. 7.00%, 10/15/17(f)		685	765,488
Qwest Corp. 6.50%, 6/01/17(f)		610	635,162
6.875%, 9/15/33(f)		1,570	1,515,050
8.875%, 3/15/12(f)		1,100	1,204,500

			4,311,909

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/37(g)		1,679	1,586,655

Consumer Non-Cyclical – 0.2%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19(f)		377	438,268
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(f)		1,907	1,957,911

			2,396,179

Energy – 0.6%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		130	131,072
TNK-BP Finance SA 7.50%, 7/18/16(b)		6,352	6,907,800

			7,038,872

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.4%
Noble Group Ltd. 6.75%, 1/29/20(b)	US$	3,932	$4,064,705
8.50%, 5/30/13(b)		511	574,236

			4,638,941

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16(f)		1,948	2,162,280

Technology – 0.2%
Motorola, Inc. 6.50%, 9/01/25(f)		2,250	2,184,930
7.50%, 5/15/25		97	99,959

			2,284,889

Transportation – Airlines – 0.1%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22		1,085	1,085,394

			46,281,550

Non Corporate Sectors – 2.2%
Agencies - Not Government Guaranteed – 2.2%
Gaz Capital SA 6.212%, 11/22/16(b)		2,914	3,001,420
6.51%, 3/07/22(b)		12,726	12,614,647
8.125%, 7/31/14(b)		500	559,375
9.25%, 4/23/19(b)		6,400	7,568,000
Petrobras International Finance 5.75%, 1/20/20(f)		3,150	3,227,147
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)		311	372,034

			27,342,623

Utility – 0.1%
Electric – 0.1%
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)(f)		1,636	1,807,780

Total Corporates – Investment Grades (cost $114,094,968)			125,379,878

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.1%
Non-Agency Fixed Rate CMBS – 7.1%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		8,405	7,979,888

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-5, Class AM 5.772%, 2/10/51	US$	2,877	$2,287,006
Bank of America Large Loan Series 2009-UB1, Class A4B 5.621%, 6/24/50(b)		3,500	2,663,298
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class AM 5.449%, 12/11/40		1,125	1,038,572
Series 2006-PW13, Class AM 5.582%, 9/11/41		307	279,119
Series 2007-PW18, Class AM 6.084%, 11/11/17		1,400	1,203,884
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,473	1,135,531
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		6,840	6,903,878
Series 2006-C4, Class A3 5.467%, 9/15/39		5,615	5,394,014
Series 2006-C4, Class AM 5.509%, 9/15/39		5,900	4,466,173
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AM 5.335%, 11/10/45		800	728,572
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.886%, 7/10/38		5,795	5,051,228
GS Mortgage Securities Corp. II Series 2006-GG6, Class AM 5.622%, 4/10/38		3,000	2,591,032
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AJ 5.04%, 10/15/42		400	321,385
Series 2006-CB15, Class AM 5.855%, 6/12/43		1,230	1,073,835
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	2,834,602
Series 2007-LD11, Class AM 5.818%, 6/15/49		5,105	3,650,595
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AM
5.217%, 2/15/31		1,900	1,747,078
Series 2007-C1, Class AM
5.455%, 2/15/40		8,300	6,144,650

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2007-C1, Class A4
5.827%, 6/12/50	US$	2,000	$1,962,832
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class AM
5.915%, 6/12/46		1,450	1,356,504
Series 2006-3, Class AM
5.456%, 7/12/46		1,000	837,861
Series 2006-4, Class AM
5.204%, 12/12/49		8,050	6,691,902
Morgan Stanley Capital I Series 2006-IQ12, Class A4
5.332%, 12/15/43		7,900	7,945,761
Series 2006-IQ12, Class AM
5.37%, 12/15/43		7,700	6,562,134
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class AM
5.466%, 1/15/45		2,100	1,844,285
Series 2006-C25, Class AM
5.74%, 5/15/43		2,800	2,446,144
Series 2007-C34, Class AM
5.818%, 5/15/46		400	312,879

Total Commercial Mortgage-Backed Securities (cost $79,030,931)			87,454,642

QUASI-SOVEREIGNS – 6.2%
Quasi-Sovereign Bonds – 6.2%
Indonesia – 0.3%
Majapahit Holding BV 7.75%, 10/17/16(b)		2,165	2,370,675
7.875%, 6/29/37(b)		699	721,717
8.00%, 8/07/19(b)		330	362,588

			3,454,980

Kazakhstan – 1.9%
Intergas Finance BV 6.375%, 5/14/17(b)		8,200	8,446,000
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(b)		8,133	9,139,459
9.125%, 7/02/18(b)		250	302,812
11.75%, 1/23/15(b)		3,900	5,021,250

			22,909,521

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 2.9%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	US$	13,227	$13,723,013
7.125%, 1/14/14(b)		2,777	3,016,516
7.75%, 5/29/18(b)		17,348	19,429,760

			36,169,289

Trinidad & Tobago – 0.2%
Petroleum Co of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		1,675	1,905,312

Ukraine – 0.2%
NAK Naftogaz Ukraine 9.50%, 9/30/14		2,542	2,646,985

Venezuela – 0.7%
Petroleos de Venezuela SA 5.375%, 4/12/27		17,587	9,057,305

Total Quasi-Sovereigns (cost $58,909,402)			76,143,392

GOVERNMENTS – TREASURIES – 5.1%
Brazil – 3.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14	BRL	9,146	4,813,912
Republic of Brazil 12.50%, 1/05/16(f)		23,525	15,014,409
12.50%, 1/05/22		29,435	19,324,296

			39,152,617

Hungary – 0.9%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	970,820	4,843,718
Series 15/A 8.00%, 2/12/15		464,360	2,535,710
Series 16/C 5.50%, 2/12/16		697,550	3,357,511

			10,736,939

South Africa – 1.0%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	75,480	10,243,311
Series R204 8.00%, 12/21/18		10,750	1,427,538
Series R207 7.25%, 1/15/20		6,992	870,273

			12,541,122

Total Governments - Treasuries (cost $51,495,563)			62,430,678

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 4.0%
Brazil – 1.9%
Republic of Brazil 6.00%, 1/17/17	US$	471	$511,742
7.125%, 1/20/37		5,252	5,979,402
8.25%, 1/20/34		6,699	8,541,225
8.75%, 2/04/25		515	679,800
8.875%, 10/14/19(f)		5,697	7,334,887

			23,047,056

Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(b)		3,350	3,686,471

Hungary – 0.2%
Republic of Hungary 6.25%, 1/29/20		2,565	2,728,560

Iceland – 0.3%
Iceland Government International Bond 3.75%, 12/01/11	EUR	3,250	4,019,160

Lithuania – 0.5%
Republic of Lithuania 6.75%, 1/15/15(b)	US$	4,028	4,396,916
7.375%, 2/11/20(b)		1,498	1,636,565

			6,033,481

Peru – 0.8%
Republic of Peru 7.125%, 3/30/19(f)		2,085	2,418,600
7.35%, 7/21/25		3,875	4,495,000
8.375%, 5/03/16		226	274,929
8.75%, 11/21/33		2,257	2,990,525

			10,179,054

Total Governments - Sovereign Bonds (cost $42,684,274)			49,693,782

BANK LOANS – 2.9%
Industrial – 2.3%
Basic – 0.2%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)		212	199,154
Ineos US Finance LLC 7.50%, 12/16/13(c)		302	295,862
8.00%, 12/16/14(c)		302	297,374
John Maneely Co. 3.50%, 12/09/13(c)		570	540,390
Smurfit-Stone Container Enterprises, Inc. 0.50%, 2/22/16(l)		1,000	1,000,250

			2,333,030

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Anchor Glass Container Corp. 6.00%, 3/02/16(c)	US$	750	$747,188
Graham Packaging Company, L.P. 6.75%, 4/05/14(c)		769	776,318
Graphic Packaging International, Inc. 3.00%, 5/16/14(c)		651	648,426
Hawker Beechcraft Acquisition Co. LLC 2.25%-2.29%, 3/26/14(c)		121	101,121
2.29%, 3/26/14(c)		7	6,014
10.50%, 3/26/14(c)		2,886	2,835,004

			5,114,071

Communications - Media – 0.5%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.79%, 7/03/14(c)		728	641,289
Charter Communications Operating LLC 2.23%-4.25%, 3/06/14(c)		980	944,309
7.25%, 3/06/14(c)		1,225	1,253,077
Clear Channel Communications, Inc. 3.90%, 1/29/16(c)		169	136,957
SuperMedia, Inc (fka Idearc Inc) 11.00%, 12/31/15(c)		360	338,749
Univision Communications, Inc. 2.54%, 9/29/14(c)		2,375	2,113,845
Wide Open West Finance LLC 2.75%-4.75%, 6/30/14(c)		990	928,125

			6,356,351

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 2.98%-3.01%, 8/07/14(c)		997	948,888
Federal Mogul Corp. 2.17%-2.18%, 12/29/14-12/28/15(c)		1,995	1,841,011
Ford Motor Co. 3.23%-3.26%, 12/15/13(c)		231	222,974

			3,012,873

Consumer Cyclical - Other – 0.2%
Harrah’s Operating Co., Inc. 3.25%, 1/28/15(c)		1,210	1,042,861
Las Vegas Sands LLC 2.05%, 5/23/14(c)		861	786,766

			1,829,627

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corp. 2.49%-2.51%, 5/28/13(c)		283	271,017
Michaels Stores, Inc. 2.50%-2.56%, 10/31/13(c)		201	191,071
4.75%-4.81%, 7/31/16(c)		271	263,034

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 1.98%-2.00%, 6/04/14(c)	US$	997	$903,764

			1,628,886

Consumer Non-Cyclical – 0.1%
HCA, Inc. 2.54%, 11/18/13(c)		398	387,694
Wm. Wrigley Jr. Co. 3.31%, 10/06/14(c)		493	496,185

			883,879

Energy – 0.1%
Ashmore Energy International 3.25%, 3/30/12(c)		118	109,390
3.29%, 3/30/14(c)		795	735,349

			844,739

Other Industrial – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)		249	237,557

Services – 0.2%
Sabre, Inc. 2.25%, 9/30/14(c)		743	691,869
ServiceMaster Co. 2.73%-2.76%, 7/24/14(c)		180	172,824
2.75%, 7/24/14(c)		18	17,211
West Corp. 7.25%, 10/24/13(c)		1,228	1,237,670

			2,119,574

Technology – 0.3%
Avaya, Inc. 3.00%, 10/24/14(c)		1,095	976,126
First Data Corp. 3.03%-3.04%, 9/24/14(c)		1,466	1,293,891
Freescale Semiconductor, Inc. 4.48%, 12/01/16(c)		806	755,918
Sungard Data Systems, Inc. 1.98%, 2/28/14(c)		25	24,245
3.86%-3.87%, 2/28/16(c)		361	357,185

			3,407,365

			27,767,952

Financial Institutions – 0.4%
Finance – 0.3%
CIT Group, Inc. 13.00%, 1/20/12(c)		2,848	2,947,238
International Lease Finance Corp. (Delos Aircraft, Inc.) 6.75%, 3/17/15(c)		144	147,956
7.00%, 3/17/16(c)		106	107,144

			3,202,338

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Asurion Corp. 3.23%-3.25%, 7/03/14(c)	US$	299	$294,772

REITS – 0.1%
Capital Automotive L.P. 2.73%, 12/14/12(c)		1,537	1,506,809

			5,003,919

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. 2.81%, 11/01/13(c)		359	335,141
4.81%, 5/01/14(c)		1,000	895,000
Texas Competitive Electric Holdings Co. LLC 3.73%-3.79%, 10/10/14(c)		1,711	1,403,350

			2,633,491

Total Bank Loans (cost $34,412,313)			35,405,362

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 1.2%
Basic – 0.4%
Evraz Group SA 8.25%, 11/10/15(b)		4,598	4,707,202

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		2,739	2,999,205

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.15%, 6/15/15(b)(c)	EUR	2,866	2,554,835

Consumer Non-Cyclical – 0.1%
Foodcorp Ltd. 8.875%, 6/15/12(b)		1,000	1,370,910

Energy – 0.2%
Ecopetrol SA 7.625%, 7/23/19	US$	1,648	1,829,280

Other Industrial – 0.1%
New Reclamation Group 8.125%, 2/01/13(b)	EUR	1,951	1,581,277

			15,042,709

Financial Institutions – 1.1%
Banking – 0.8%
Alfa Bond Issuance PLC for OJSC Alfa Bank 8.625%, 12/09/15	US$	2,318	2,341,180

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ATF Bank 9.00%, 5/11/16(b)	US$	3,137	$3,293,850
Banco BMG SA 9.15%, 1/15/16(b)		3,750	4,031,250

			9,666,280

Other Finance – 0.3%
AES El Salvador Trust 6.75%, 2/01/16(b)		270	256,525
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(b)		3,100	2,945,282

			3,201,807

			12,868,087

Total Emerging Markets - Corporate Bonds (cost $26,766,605)			27,910,796

EMERGING MARKETS – TREASURIES – 1.5%
Colombia – 1.1%
Republic of Colombia 9.85%, 6/28/27(f)	COP	1,927,000	1,187,552
12.00%, 10/22/15		19,227,000	12,327,662

			13,515,214

Egypt – 0.2%
Arab Republic of Egypt 8.75%, 7/18/12(b)	EGP	16,620	3,033,618

Turkey – 0.2%
Turkey Government Bond 16.00%, 3/07/12	TRY	2,870	2,129,218

Total Emerging Markets - Treasuries (cost $15,515,061)			18,678,050

ASSET-BACKED SECURITIES – 1.3%
Credit Cards - Floating Rate – 1.1%
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.98%, 8/15/18(b)(c)+	US$	13,000	13,585,491

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2006-S5, Class A1 0.356%, 6/25/35(c)		1,040	951,634
Series 2007-S2, Class A1 0.39%, 5/25/37(c)		1,621	1,377,830

			2,329,464

Total Asset-Backed Securities (cost $15,259,205)			15,914,955

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CMOS – 0.8%
Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 0.85%, 4/25/37(c)	US$	5,718	$302,411
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.85%, 8/25/37(c)		4,252	2,897,409

			6,199,820

Non-Agency ARMs – 0.3%
American Home Mortgage Assets Series 2006-5, Class A1 1.383%, 11/25/46(c)		5,195	2,418,734
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HYB2, Class 3A1 5.265%, 2/25/47(g)		937	515,077
Indymac Index Mortgage Loan Trust Series 2006-AR5, Class 2A1 5.572%, 5/25/36(g)		1,621	1,227,840
Merrill Lynch Mortgage Investors, Inc. Series 2006-A4, Class 3A1 5.961%, 7/25/36(g)		243	151,857

			4,313,508

Total CMOs (cost $9,488,004)			10,513,328

		Shares
COMMON STOCK – 0.5%
American Media, Inc.(b)(m)		12,978	0
Broder Brothers Co.(m)		37,868	0
Charter Communications, Inc.(m)		4,473	154,319
CIT Group, Inc.(m)		27,715	1,079,776
Citigroup, Inc.(m)		935,384	3,788,305
Dex One Corp.(m)		34,604	966,144

Total Common Stock (cost $10,767,673)			5,988,544

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.4%
Uruguay – 0.4%
Republica Orient Uruguay 3.70%, 6/26/37(f)	UYU	41,328	$1,992,953
Uruguay Government International Bond 4.25%, 4/05/27(f)		48,953	2,560,004

Total Inflation-Linked Securities (cost $3,785,207)			4,552,957

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.3%
Colombia – 0.3%
Bogota Distrio Capital 9.75%, 7/26/28(b) (cost $3,228,543)	COP	7,758,000	4,323,020

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Finance – 0.2%
Citigroup Capital XII 8.50%		70,000	1,796,900
GMAC, Inc. 7.00%(b)		792	603,702

			2,400,602

REITS – 0.0%
Sovereign REIT 12.00%(b)		185	210,900

			2,611,502

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(g)		80,000	101,600

Total Preferred Stocks (cost $4,163,730)			2,713,102

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.2%
United States – 0.2%
Generic Municipal Bond 7.95%, 3/01/36(d) (cost $1,923,344)	US$	1,915	$1,961,592

SUPRANATIONALS – 0.1%
Eurasian Development Bank 7.375%, 9/29/14(b) (cost $1,732,591)		1,690	1,812,525

GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Philippines – 0.1%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(b) (cost $1,239,929)		1,250	1,353,125

		Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(m) (cost $3,523,590)		9,809	56,402

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.12%(n) (cost $6,293,425)		6,293,425	6,293,425

Total Investments – 109.9% (cost $1,238,258,769)			1,354,372,865
Other assets less liabilities – (9.9)%			(121,577,145)

Net Assets – 100.0%			$1,232,795,720

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2010		Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts:
JPMorgan Chase Bank, N.A.:
Republic of Iceland 4.375%, 3/10/14, 12/20/2011*	(10.50)%	5.174%	EUR	3,250	$(429,984)	$	– 0	–	$(429,984)
Sale Contracts:
Deutsche Bank:
Ukraine 7.65%, 6/11/13, 9/20/10*	5.00	6.692		9,200	(58,660)		457,561		398,901
Ukraine 7.65%, 6/11/13, 2/25/11	5.00	6.757		12,000	(137,185)		403,743		266,558
Goldman Sachs Bank USA:
USA Gazprom 8.625%, 4/28/34, 11/20/11*	9.25	1.387		2,900	467,047		– 0	–	467,047
VTB Bank 4.25%, 2/15/16, 11/20/11*	11.50	1.622		4,400	876,663		– 0	–	876,663
JPMorgan Chase Bank, N.A.:
OAO Gazprom 10.50%, 10/21/09, 10/20/10*	1.04	0.958		12,210	61,403		– 0	–	61,403
Ukraine 7.65%, 6/11/13, 2/20/11*	5.00	6.754		4,000	(39,493)		477,064		437,571
Morgan Stanley
RSHB 7.175%, 5/16/13, 11/20/13*	9.75	1.795		3,400	1,038,690		– 0	–	1,038,690

*	Termination Date

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Brazilian Real settling 4/05/10	5,747	$3,201,132	$3,231,463	$30,331
Brazilian Real settling 4/05/10	5,747	3,226,655	3,231,463	4,808
Brazilian Real settling 5/04/10	5,747	3,183,752	3,212,172	28,420
Korean Won settling 4/29/10	11,881,384	10,491,937	10,491,023	(914)
Polish Zloty settling 4/12/10	27,760	9,644,248	9,712,306	68,058
Russian Ruble settling 5/06/10	321,571	10,667,488	10,884,669	217,181

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Brazilian Real settling 4/05/10	5,747	$3,201,489	$3,231,463	$(29,974)
Brazilian Real settling 4/05/10	5,747	3,226,655	3,231,463	(4,808)
Colombian Peso settling 4/19/10	16,419,129	8,655,998	8,537,469	118,529
Colombian Peso settling 4/23/10	14,030,797	7,356,366	7,294,880	61,486
Euro Dollar settling 6/16/10	42,139	56,977,259	56,916,952	60,307
Hungarian Forint settling 5/21/10	914,393	4,668,984	4,626,648	42,336
Japanese Yen settling 5/12/10	442,051	4,915,886	4,729,287	186,599
Japanese Yen settling 5/12/10	977,314	10,825,751	10,455,792	369,959
New Zealand Dollar settling 5/25/10	4,453	3,124,146	3,151,985	(27,839)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2010
Barclays Capital Inc.	1,539	USD	0.00%		12/31/10	$1,539,000
Barclays Capital Inc.	5,157	USD	0.15		12/31/10	5,158,268
Barclays Capital Inc.	2,492	USD	0.25		12/31/10	2,491,869
Barclays Capital Inc.	3,068	USD	0.25		12/31/10	3,067,713
Barclays Capital Inc.	3,112	USD	0.35		12/31/10	3,113,687
Barclays Capital Inc.	15,954	USD	0.35		12/31/10	15,962,851
Barclays Capital Inc.	1,601	USD	(0.38	)*	12/31/10	1,600,467
Barclays Capital Inc.	7,958	USD	0.45		12/31/10	7,964,864
Barclays Capital Inc.	3,498	USD	0.45		12/31/10	3,500,311
Barclays Capital Inc.	3,668	USD	(0.50	)*	12/31/10	3,664,189
Barclays Capital Inc.	2,031	USD	(0.50	)*	12/31/10	2,029,698
Barclays Capital Inc.	2,225	USD	(0.50	)*	12/31/10	2,223,209
Barclays Capital Inc.	3,039	USD	(0.50	)*	12/31/10	3,039,047
Barclays Capital Inc.	599	USD	0.55		12/31/10	598,856
Barclays Capital Inc.	661	USD	(1.00	)*	12/31/10	659,799
Barclays Capital Inc.	623	USD	(1.00	)*	12/31/10	622,285
Barclays Capital Inc.	1,836	USD	(1.00	)*	12/31/10	1,835,543
Barclays Capital Inc.	1,479	USD	(5.50	)*	12/31/10	1,474,803
JPMorgan Chase Bank	1,177	USD	0.05		12/31/10	1,176,613
JPMorgan Chase Bank	5,099	USD	0.10		12/31/10	5,100,027
JPMorgan Chase Bank	2,282	USD	(0.15	)*	12/31/10	2,280,844
JPMorgan Chase Bank	1,700	USD	(0.35	)*	12/31/10	1,698,810
JPMorgan Chase Bank	1,272	USD	(0.35	)*	12/31/10	1,271,610
JPMorgan Chase Bank	15,527	USD	(0.50	)*	12/31/10	15,520,462
New Edge Securities	2,055	USD	0.10		12/31/10	2,055,519
New Edge Securities	722	EUR	(0.75	)*	12/31/10	974,479
New Edge Securities	1,618	EUR	(0.75	)*	12/31/10	2,183,706
ING Bank Amsterdam	5,275	USD	0.53		12/01/10	5,279,750
ING Bank Amsterdam	2,075	USD	(0.25	)*	12/31/10	2,074,582
ING Bank Amsterdam	1,335	USD	(0.38	)*	12/31/10	1,334,180
ING Bank Amsterdam	1,323	USD	(0.38	)*	12/31/10	1,322,413
ING Bank Amsterdam	2,014	USD	(0.50	)*	12/31/10	2,013,561
ING Bank Amsterdam	8,541	USD	0.53		08/31/10	8,549,977
ING Bank Amsterdam	3,620	USD	0.53		12/31/10	3,623,532
ING Bank Amsterdam	3,011	USD	0.53		12/31/10	3,014,282
ING Bank Amsterdam	4,117	USD	0.53		12/31/10	4,120,693
ING Bank Amsterdam	2,708	USD	0.53		12/31/10	2,710,277

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2010
ING Bank Amsterdam	$1,112	USD	0.55		12/31/10	$1,112,520
ING Bank Amsterdam	985	USD	0.55		12/31/10	985,136
ING Bank Amsterdam	4,151	USD	0.60		12/31/10	4,152,159
ING Bank Amsterdam	1,257	USD	(1.63	)*	12/31/10	1,256,943
ING Bank Amsterdam	525	USD	(2.50	)*	12/31/10	523,943

						$134,882,477

*	Interest payment due from counterparty.

(a)	Security is in default and is non-income producing.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $461,799,480 or 37.5% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

(d)	When-Issued or delayed delivery security.

(e)	Pay-In-Kind Payments (PIK).

(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $136,420,060.

(g)	Variable rate coupon, rate shown as of March 31, 2010.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.1% of net assets as of March 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gallery Capital SA 10.125%, 5/15/13	5/10/06	$248,671	$563,200	0.05%
Broder Brothers Co. 12.00%, 10/15/13	5/21/09	607,861	329,873	0.03%
Greektown Holdings LLC 10.75%, 12/01/13	11/22/05	878,773	82,350	0.01%
Merisant Co. 9.50%, 7/15/13	2/05/08	773,518	110,000	0.01%

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Illiquid security.

(k)	Fair valued.

(l)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower's discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $1,000,250 and $250, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.

(m)	Non-income producing security.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

†

Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility ("TALF") program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $13,585,491.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund's total exposure to subprime investments was 0.69% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note A for additional details).

Currency Abbreviations:	Glossary:
AUD – Australian Dollar	ARMs – Adjustable Rate Mortgages
BRL – Brazilian Real	CMBS – Commercial Mortgage Backed Securities
COP – Colombian Peso	CMOs – Collateralized Mortgage Obligations
EGP – Egypt Pound	LP – Limited Partnership
EUR – Euro Dollar	OJSC – Open Joint Stock Company
HUF – Hungarian Forint	REIT – Real Estate Investment Trust
JPY – Japanese Yen
NZD – New Zealand Dollar
RUB – Russian Rouble
TRY – New Turkish Lira
UYU – Uruguayan Peso
ZAR – South African Rand

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,231,965,344)	$1,348,079,440
Affiliated issuers (cost $6,293,425)	6,293,425
Cash	1,021,776	(a)
Foreign currencies, at value (cost $1,032,763)	1,044,822
Interest receivable	27,506,550
Unrealized appreciation on credit default swap contracts	3,546,833
Unrealized appreciation of forward currency exchange contracts	1,188,014
Receivable for investment securities sold	577,325

Total assets	1,389,258,185

Liabilities
Payable for reverse repurchase agreements	134,882,477
TALF loan payable	11,700,000
Payable for investment securities purchased	6,729,603
Upfront premium received on credit default swap contracts	1,338,368
Advisory fee payable	981,746
Unrealized depreciation on credit default swap contracts	429,984
Unrealized depreciation of forward currency exchange contracts	63,535
Administrative fee payable	29,858
Accrued expenses and other liabilities	306,894

Total liabilities	156,462,465

Net Assets	$1,232,795,720

Composition of Net Assets
Capital stock, at par	$851,718
Additional paid-in capital	1,179,968,123
Undistributed net investment income	17,308,161
Accumulated net realized loss on investment and foreign currency transactions	(85,692,237)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	120,359,955

	$1,232,795,720

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 85,171,833 shares outstanding)	$14.47

(a)	An amount of $690,000 has been segregated to collateralize credit default swap contracts outstanding at March 31, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2010

Investment Income
Interest (net of foreign taxes withheld of $2,506)	$107,194,732
Dividends
Unaffiliated issuers	541,488
Affiliated issuers	23,110	$107,759,330

Expenses
Advisory fee (see Note B)	9,216,929
Custodian	330,950
Printing	157,732
Administrative	119,731
Registration fees	106,158
Audit	97,868
Legal	62,541
Directors’ fees	56,600
Transfer agency	44,095
Miscellaneous	44,763

Total expenses before interest and borrowing fee	10,237,367
Interest expense and borrowing fee	805,502
TALF administrative fee	83,902

Total expenses		11,126,771

Net investment income		96,632,559

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		12,241,253
Swap contracts		5,170,706
Foreign currency transactions		3,881,614
Net change in unrealized appreciation/depreciation of:
Investments		353,909,050
Swap contracts		2,777,963
Foreign currency denominated assets and liabilities		1,173,791

Net gain on investment and foreign currency transactions		379,154,377

Net Increase in Net Assets from Operations		$475,786,936

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2010	Year Ended March 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$96,632,559	$80,981,527
Net realized gain (loss) on investment and foreign currency transactions	21,293,573	(68,665,119)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	357,860,804	(219,044,765)

Net increase (decrease) in net assets from operations	475,786,936	(206,728,357)
Dividends and Distributions to Shareholders from
Net investment income	(92,187,081)	(84,157,730)
Net realized gain on investment and foreign currency transactions	– 0	–	(32,669,979)
Capital Stock Transactions
Shares issued in connection with the acquisition of ACM Managed Dollar Income Fund, Inc.	118,193,362	– 0	–

Total increase (decrease)	501,793,217	(323,556,066)
Net Assets
Beginning of period	731,002,503	1,054,558,569

End of period (including undistributed net investment income of $17,308,161 and $2,747,542, respectively) .	$1,232,795,720	$731,002,503

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Notes to Financial Statements

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.4). As of March 31, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2010:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates –Non-Investment Grades	$	– 0	–	$588,884,659		$7,750,975		$596,635,634
Emerging Markets – Sovereigns		– 0	–	212,932,411		6,225,265		219,157,676
Corporates – Investment Grades		– 0	–	113,559,445		11,820,433		125,379,878
Commercial Mortgage-Backed Securities		– 0	–	46,664,873		40,789,769		87,454,642
Quasi-Sovereigns		– 0	–	76,143,392		– 0	–	76,143,392
Governments – Treasuries		– 0	–	62,430,678		– 0	–	62,430,678
Governments – Sovereign Bonds		– 0	–	49,693,782		– 0	–	49,693,782
Bank Loans		– 0	–	– 0	–	35,405,362		35,405,362
Emerging Markets – Corporate Bonds		– 0	–	23,879,546		4,031,250		27,910,796
Emerging Markets – Treasuries		– 0	–	18,678,050		– 0	–	18,678,050
Asset-Backed Securities		– 0	–	13,585,491		2,329,464		15,914,955
CMOs		– 0	–	– 0	–	10,513,328		10,513,328
Common Stock		5,988,544		– 0	–	– 0	–	5,988,544
Inflation-Linked Securities		– 0	–	4,552,957		– 0	–	4,552,957
Local Governments – Regional Bonds		– 0	–	– 0	–	4,323,020		4,323,020
Preferred Stocks		– 0	–	2,713,102		– 0	–	2,713,102
Local Governments – Municipal Bonds		– 0	–	1,961,592		– 0	–	1,961,592
Supranationals		– 0	–	1,812,525		– 0	–	1,812,525
Governments – Sovereign Agencies		– 0	–	1,353,125		– 0	–	1,353,125
Warrants		– 0	–	56,402		– 0	–	56,402
Short-Term Investments		6,293,425		– 0	–	– 0	–	6,293,425

Total Investments in Securities		12,281,969		1,218,902,030		123,188,866		1,354,372,865
Other Financial Instruments*:
Assets		– 0	–	4,734,847		– 0	–	4,734,847
Liabilities		– 0	–	(493,519)		– 0	–	(493,519)
TALF Loans		– 0	–	– 0	–	(11,700,000)		(11,700,000)

Total		$12,281,969		$1,223,143,358		$111,488,866		$1,346,914,193

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Non Investment Grades			Emerging Markets - Sovereigns			Corporates - Investment Grades			Commercial Mortgage- Backed
Balance as of 3/31/09		$15,486,641			$128,868,681			$19,284,427		$ – 0	–
Accrued discounts/ premiums		151,514			813,361			83,487		26,262
Realized gain (loss)		(2,994,875)			9,551,956			153,897		– 0	–
Change in unrealized appreciation/ depreciation		9,119,014			57,582,260			13,138,798		372,332
Net purchases (sales)		(4,353,552)			(38,273,087)			(10,040,742)		13,275,499
Net transfers in and/or out of Level 3		(9,657,767)			(152,317,906)			(10,799,434)		27,115,676

Balance as of 3/31/10		$7,750,975			$6,225,265			$11,820,433		$40,789,769

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10		$2,018,552			$345,401			$6,211,293		$4,779,164

	Quasi- Sovereigns			Governments - Treasuries			Governments - Sovereign Bonds			Bank Loans
Balance as of 3/31/09		$33,763,650			$27,044,134			$37,384,568		$19,390,196
Accrued discounts/ premiums		(4,356,133)			(143,233)			(59,684)		(947,126)
Realized gain (loss)		452,840			687,372			3,418,879		(971,682)
Change in unrealized appreciation/ depreciation		15,812,486			11,153,366			916,722		5,829,102
Net purchases (sales)		8,693,210			(4,402,933)			(19,863,506)		12,104,872
Net transfers in and/or out of Level 3		(54,366,053)			(34,338,706)			(21,796,979)		– 0	–

Balance as of 3/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$35,405,362

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$4,323,488

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Emerging Markets - Corporate Banks		Emerging Markets - Treasuries			Asset- Backed Securities		CMOs
Balance as of 3/31/09	$2,551,309			$34,442,924		$6,671,922		$	– 0	–
Accrued discounts/ premiums	5,238			267,566		34,534			42,042
Realized gain (loss)	– 0	–		4,112,819		933,798			375,108
Change in unrealized appreciation/depreciation	1,534,175			4,685,744		1,076,100			1,025,324
Net purchases (sales)	566,933			(27,864,621)		(6,386,890)			9,070,854
Net transfers in and/or out of Level 3	(626,405)			(15,644,432)		– 0	–		– 0	–

Balance as of 3/31/10	$4,031,250		$	– 0	–	$2,329,464			$10,513,328

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$1,330,078		$	– 0	–	$1,041,443			$1,025,323

	Common Stocks		Inflation - Linked Securities			Local Governments - Regional Bonds		Warrants
Balance as of 3/31/09	$12,978			$1,719,087		$937,337			$925,000
Accrued discounts/ premiums	– 0	–		(73,402)		6,580			– 0	–
Realized gain (loss)	– 0	–		22		– 0	–		1,452,250
Change in unrealized appreciation/ depreciation	(12,978)			2,570,977		1,503,818			(925,000)
Net purchases (sales)	– 0	–		336,273		1,875,285			(1,452,250)
Net transfers in and/or out of Level 3	– 0	–		(4,552,957)		– 0	–		– 0	–

Balance as of 3/31/10	$ – 0	–	$	– 0	–	$4,323,020		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10	$(12,978)		$	– 0	–	$1,503,818		$	– 0	–

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Notes to Financial Statements

	TALF Loans			Total
Balance as of 3/31/09	$	– 0	–	$328,482,854
Accrued discounts/ premiums		– 0	–	(4,148,994)
Realized gain (loss)		– 0	–	17,172,384
Change in unrealized appreciation/ depreciation		– 0	–	125,382,240
Net purchases (sales)		(11,700,000)		(78,414,655)
Net transfers in and/or out of Level 3		– 0	–	(276,984,963)

Balance as of 3/31/10		$(11,700,000)		$111,488,866

Net change in unrealized appreciation/depreciation from investments held as of 3/31/10		– 0	–	$22,565,582 **

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its invest-

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

ment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2010, such fee amounted to $119,731, representing .01% annualized of the Fund’s average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Notes to Financial Statements

behalf of the Fund. During the year ended March 31, 2010, there was $360 reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2010, is as follows:

Market Value March 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2010 (000)	Dividend Income (000)
$ 8,438	$392,291	$394,436	$6,293	$23

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2010, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$575,930,821		$410,917,425
U.S. government securities	– 0	–	1,673,197

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts and swap contracts) are as follows:

Cost	$1,238,289,710

Gross unrealized appreciation	$161,382,439
Gross unrealized depreciation	(45,299,284)

Net unrealized appreciation	$116,083,155

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended March 31, 2010, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/ (pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2010, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $48,110,000 with net unrealized appreciation of $3,546,833 and terms ranging from 6 months to 3 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2010, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Notes to Financial Statements

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of March 31, 2010, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $429,984 at March 31, 2010.

At March 31, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation of credit default swap contracts	$3,546,833	Unrealized depreciation of credit default swap contracts	$429,984

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,188,014	Unrealized depreciation of forward currency exchange contracts	63,535

Total		$4,734,847		$493,519

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The effect of the derivative instruments on the statement of operations for the year ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized change gain on in swap unrealized appreciation/ depreciation of swap contracts	$5,170,706	$2,777,963
Foreign exchange contracts	Net realized gain on foreign currency transactions; change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	3,193,257	1,057,698

Total		$8,363,963	$3,835,661

For the year ended March 31, 2010, the average monthly notional amount of credit default swap contracts was $67,924,615 and the average monthly principal amount of forward currency exchange contracts was $91,974,400.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Notes to Financial Statements

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended March 31, 2010, the average amount of reverse repurchase agreements outstanding was $3,079,927 and the daily weighted average interest rate was 0.00%. During the period, the Fund received net interest payment from counterparties.

4. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

For the year ended March 31, 2010, the average amount of TALF loans outstanding for the Fund was $24,393,029 and the weighted average interest rate was 1.73%.

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE D

Capital Stock

During the years ended March 31, 2010 and March 31, 2009, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Notes to Financial Statements

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes. The Fund may also utilize leverage through the use of the TALF loan.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE F

Acquisition of ACM Managed Dollar Income Fund, Inc. by AllianceBernstein Global High Income Fund, Inc. (the “Fund”)

On September 25, 2009, the Fund acquired all of the net assets and assumed all of the liabilities of ACM Managed Dollar Income, Inc. (“ACM Managed Dollar”), pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the Board of Directors of the Fund at the Regular Meetings of the Board of Directors of the Fund held on March 11, 2009. The primary reason for the transaction was to combine a smaller fund into a larger fund with the same investment objective and with similar strategies, except that the Fund may invest in non-U.S. Dollar-denominated fixed-income securities while ACM Managed Dollar’s investments were limited to U.S. Dollar-denominated securities. On September 25, 2009, the acquisition was accomplished by a tax-free exchange of 8,835,725 shares of the Fund for 15,166,366 shares of ACM Managed Dollar. For financial reporting purposes, the assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from ACM Managed Dollar was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund and ACM Managed Dollar immediately before the acquisition were $1,020,391,036 and $118,193,362 (including $4,515,708 of net unrealized appreciation of investments), respectively. The ACM Managed Dollar’s net assets were primarily comprised of investments with a fair value of $122,868,050. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,138,584,398. Stockholders participating in ACM Managed Dollar dividend reinvestment plan received full and fractional shares of the fund. Other stockholders received cash of $2,669 in lieu of 200 shares.

The financial statements reflect the Fund’s operations for the period prior to the acquisition and the combined operations for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of ACM Managed Dollar that have been included in the Fund’s statement of operations since the acquisition was completed. Assuming the acquisition had been completed on April 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended March 31, 2010 would have been $101,229,778, $410,730,402 and $511,960,180, respectively.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Notes to Financial Statements

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$92,187,081	$84,218,883
Net long-term capital gains	–	32,608,826

Total taxable distributions	92,187,081	116,827,709

Total distributions paid	$92,187,081	$116,827,709

As of March 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$24,647,414
Accumulated capital and other losses	(88,667,084	)(a)
Unrealized appreciation/(depreciation)	115,995,551	(b)

Total accumulated earnings/(deficit)	$51,975,881

(a)

On March 31, 2010, the Fund had a net capital loss carryover for federal income tax purposes of $85,662,772 of which $20,223,376 expires in the year 2011, $34,791,447 expires in the year 2017, and $30,647,949 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the acquisition of the assets and liabilities of ACM Managed Dollar Income Fund by the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied based on certain provisions in the Internal Revenue Code. In addition, certain capital loss carryforwards were reduced. For the year ended March 31, 2010, the cumulative deferred loss on straddles was $3,004,312.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income and the realization for tax purpose of gain/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, tax character of paydown gain/losses, foreign currency transactions, the tax treatment of bond premium, capital loss carryforward expiration, and merger related adjustments resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment transactions and foreign currency transactions, and a net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identi-

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

fied as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.58	$ 13.81	$ 15.19	$ 14.54	$ 13.55

Income From Investment Operations
Net investment income(a)	1.19	1.06	1.07	.91	.90
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.84	(3.76)	(.77)	.72	.99

Net increase (decrease) in net asset value from operations	6.03	(2.70)	.30	1.63	1.89

Less: Dividends and Distributions
Dividends from net investment income	(1.14)	(1.10)	(1.13)	(.98)	(.90)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.43)	(.55)	– 0	–	– 0	–

Total dividends and distributions	(1.14)	(1.53)	(1.68)	(.98)	(.90)

Net asset value, end of period	$ 14.47	$ 9.58	$ 13.81	$ 15.19	$ 14.54

Market value, end of period	$ 14.23	$ 8.29	$ 13.10	$ 13.85	$ 12.59

Discount, end of period	(1.66)%	(13.47)%	(5.14)%	(8.82)%	(13.41)%
Total Return
Total investment return based on:(b)
Market value	88.70%	(25.76)%	7.09%	18.52%	14.62%
Net asset value	66.05%	(18.61	) %	2.94%	12.55%	15.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,232,796	$731,003	$1,054,559	$1,027,252	$983,788
Ratio to average net assets of:
Expenses	1.09%	1.07%	1.53%	1.68%	1.23%
Expenses, excluding interest expense	1.01%	1.01%	1.00%	1.06%	1.15%
Expenses, excluding interest and TALF administration fee	1.00%	1.07%	1.53%	1.68%	1.23%
Net investment income	9.44%	9.10%	7.34%	6.24%	6.33%
Portfolio turnover rate	38%	40%	67%	68%	79%

(a)	Based on average shares outstanding.

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2010

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

46.5% of the ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2010 qualify as “interest related dividends” for non-U.S. shareholders.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Additional Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of the Stockholders of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was held on March 31, 2010.

A description of the proposal and number of shares voted at the Meeting are as follows:

	Director	Voted for	Authority Withheld
1. To elect a Class One Director: (terms expire in 2013)	Robert M. Keith Michael J. Downey Nancy P. Jacklin	69,881,662 69,982,833 69,905,828	4,959,352 4,858,181 4,935,186

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr. (1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Fernando Grisales, Douglas J. Peebles and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications — As required, on May 7, 2010, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2009)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.	6	None

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, *** Chairman of the Board 77 (1993)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. Mr. Foulk has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	92	None

John H. Dobkin, # 68 (1993)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Mutual Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	90	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. Mr. Downey has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them). Director of Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since prior to 2005 until 2009.	90	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was Director of the Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. Mr. Guzy has served as a director of one or more of the AllianceBernstein Funds since 1982.	90	Cirrus Logic Corporation (semi-conductors)

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. Ms. Jacklin has served as a director or trustee of the AllianceBernstein Funds since 2006.	90	None

Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. Mr. Moody has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		89	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 68 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc. Mr. Turner has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. Mr. Turner has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	90	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	90	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

***	Member of the Fair Value Pricing Committee.

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Paul J. DeNoon, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Stephen Woetzel, 38	Controller	Vice President of ABIS**, with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with the JP Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and with a composite index (33% JPM Government Bond Index—Emerging Markets, 33% JPM EMBI Global and 33% Barclays Capital U.S. High Yield 2% Issuer Capped Index), in each case for the various periods ended July 31, 2009. The directors noted that the Fund was 1st out of 3 of the Performance Group for the 1- and 3-year periods and 1st out of 2 of the Performance Group for the 5- and 10-year periods, and that the Fund outperformed both indices (which, they noted, are not leveraged) in the 1-, 3- and 5-year periods as well as the composite index in the 10-year period. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund’s fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., various types of fixed income securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 91.5 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was higher than the Expense Group median and lower than the Expense Universe median. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. In this regard the directors took account of the fact that the Fund’s net assets had increased modestly by the acquisition of a much smaller fund, Alliance World Dollar Government Fund, Inc., effective April 13, 2007.

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “AWF.” Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

NOTES

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHIF-0151-0310

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Gary L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2009	$67,200	$6,350	$21,166
2010	$58,658	$7,200	$19,096

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2009	$536,950	$27,516
		$(6,350)
		$(21,166)
2010	$956,828	$270,142
		$(251,046)
		$(19,096)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; principally responsible for the Fund since August 2002-Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005, and Director of Emerging Market Debt.

Fernando Grisales; since January 2005-Assistant Vice President of AB	Assistant Vice President of AB, with which he has been associated since October 2001. He provided trade support to Alliance’s Bernstein Private Wealth Group from prior to 2003 until June 2003. From June 2003 until January 2005, he worked as a portfolio assistant for the Global Fixed Income Team and became an Assistant Portfolio Manager for the Global Fixed Income: Emerging Markets Investment Team in January 2005.

Douglas J. Peebles; since August 2002-Executive Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Executive Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2005, and Chief Investment Officer and Co-Head of Fixed Income.

Matthew Sheridan; since October 2005-Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2009.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Matthew Sheridan	13	$7,657,000,000	NONE	NONE
Paul DeNoon	17	$7,884,000,000	1	$12,000,000
Fernando Grisales	1	$144,000,000	NONE	NONE
Douglas Peebles	85	$21,650,000,000	NONE	NONE

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Matthew Sheridan	30	$23,346,000,000	NONE	NONE
Paul DeNoon	34	$24,411,000,000	1	$166,000,000
Fernando Grisales	4	$2,896,000,000	NONE	NONE
Douglas Peebles	116	$34,082,000,000	1	$3,374,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Matthew Sheridan	50	$18,428,000,000	4	$2,032,000,000
Paul DeNoon	54	$19,250,000,000	4	$2,032,000,000
Fernando Grisales	6	$5,738,000,000	NONE	NONE
Douglas Peebles	309	$77,384,000,000	10	$4,565,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders;

objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2009 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	None
Fernando Grisales	None
Douglas Peebles	None
Matthew Sheridan	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   AllianceBernstein Global High Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: May 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 28, 2010